Exhibit j.(2)


CONSENT OF INDEPENDENT ACCOUNTANTS
-----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 21, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of Small Cap Growth Portfolio, Real Estate Securities Portfolio, Micro Cap Growth Portfolio and Multi Cap Growth Portfolio (formerly Growth Portfolio) (constituting Brazos Mutual Funds), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Additional Information - Independent Accountants and Legal Counsel" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
March 24, 2000

                                                                    Exhibit j(1)


                                POWER OF ATTORNEY


         The undersigned hereby appoints each of Audrey Talley and Daniel Hockenbrough as attorney-in-fact and agent, each individually in all capacities, to execute, and to file any of the documents referred to below relating to the registration of Brazos Mutual Funds (the "Fund") as an investment company under the Investment Company Act of 1940, as amended, (the "Act") and the Fund's Registration Statement on Form N-1A under the Act and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares of the series of the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned hereby executes this Power of Attorney as of this 13th day of May, 1999.


                                                           /s/ David Reichert
                                                           ---------------------
                                                           Name:  David Reichert
                                                           Title:  Trustee

                                POWER OF ATTORNEY


         The undersigned hereby appoints each of Audrey Talley and Daniel Hockenbrough as attorney-in-fact and agent, each individually in all capacities, to execute, and to file any of the documents referred to below relating to the registration of Brazos Mutual Funds (the "Fund") as an investment company under the Investment Company Act of 1940, as amended, (the "Act") and the Fund's Registration Statement on Form N-1A under the Act and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares of the series of the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned hereby executes this Power of Attorney as of this 13th day of May, 1999.


                                                              /s/ John Massey
                                                              -----------------
                                                              Name:  John Massey
                                                              Title:  Trustee

                                POWER OF ATTORNEY


         The undersigned hereby appoints each of Audrey Talley and Daniel Hockenbrough as attorney-in-fact and agent, each individually in all capacities, to execute, and to file any of the documents referred to below relating to the registration of Brazos Mutual Funds (the "Fund") as an investment company under the Investment Company Act of 1940, as amended, (the "Act") and the Fund's Registration Statement on Form N-1A under the Act and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares of the series of the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned hereby executes this Power of Attorney as of this 13th day of May, 1999.


                                                              /s/ George Gau
                                                              -----------------
                                                              Name:  George Gau
                                                              Title:  Trustee